UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – June 11, 2014

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 0.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Each of Energy Future Holdings Corp. (“EFH Corp.”) and Energy Future Intermediate Holding Company LLC (“EFIH”) is filing only the information contained in Item 8.01 and Item 9.01 of this Current Report on Form 8-K and the information contained under the heading “Cautionary Note Regarding Forward-Looking Statements.” Energy Future Competitive Holdings Company LLC (“EFCH”) is furnishing only the information contained in Item 7.01 and Item 9.01 of this Current Report on Form 8-K and the information contained under the heading “Cautionary Note Regarding Forward-Looking Statements.”

Item 7.01 Regulation FD Disclosure.

On June 11, 2014, EFIH and EFIH Finance Inc. (together with EFIH, the “Issuer”) issued a press release announcing that the expiration date of the Issuer’s previously announced offer (the “Offer”) to holders of the Issuer’s 6.875% Senior Secured Notes due 2017 and 10.000% Senior Secured Notes due 2020 (such notes, the “EFIH First Lien Notes”) to participate in a voluntary settlement with respect to the Issuer’s obligations under the EFIH First Lien Notes (such settlement, the “EFIH First Lien Settlement”) has been extended to 11:59 p.m., New York City time, on June 11, 2014 (the “Expiration Date”). As previously disclosed, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) has issued an order approving, subject to a stay of such order until 12:01 a.m., New York City time, on June 12, 2014, (i) the voluntary settlement provided for in the EFIH First Lien Settlement and (ii) the Issuer’s entry into a new senior secured super-priority debtor-in-possession credit agreement. Other than the extension of the Expiration Date, the terms of the Offer are unchanged. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

The information set forth under Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated June 11, 2014

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under Item 1A, “Risk Factors” and the discussion under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K (and in the corresponding sections of any subsequent Quarterly Reports on Form 10-Q) filed by each of EFH Corp., EFIH and EFCH and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	any successful stay or similar equitable relief obtained by any objecting party that results in the closing of the EFIH First Lien Settlement occurring later than anticipated and/or any successful appeal obtained by any objecting party that overturns the Bankruptcy Court’s approval of the EFIH First Lien Settlement;

•	the effectiveness of the overall restructuring activities pursuant to the bankruptcy filing and any additional strategies we employ to address our liquidity and capital resources;

•	the terms and conditions of any reorganization plan that is ultimately approved by the Bankruptcy Court;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in the bankruptcy proceedings;

•	the duration of the bankruptcy proceedings; and

•	restrictions on us due to the terms of debtor-in-possession financing facilities and restrictions imposed by the Bankruptcy Court.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

June 11, 2014

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